UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

Centaurus Diamond Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53286	71-1050559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 W. Bonanza, Las Vegas, Nevada 89106

(Address of Principal Executive Offices)

(702) 382-3385
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Centaurus Diamond Technologies, Inc., a Nevada corporation, is referred to herein as "we", "our" or "us".

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 23, 2017, our President/Chief Executive Officer/Director, Brian Lazar, resigned as our President/Chief Executive Officer/Director.

On May 12, 2017, our Chief Financial Officer, Earl Belger, resigned as our Chief Financial Officer. Earl Belger resigned because he investigated possible illegal stock issuances and possible improper accounting entries in our financial statements and advised our Board of Directors and our officers of these matters in December 2016 and again in January 2017, yet our Board of Directors and our officers refused to undertake any action whatsoever, including making appropriate SEC disclosure.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Centaurus Diamond Technologies, Inc.

Date: May 12, 2017	By:	/s/ Earl Belger
Earl Belger
Chief Financial Officer

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